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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 1, 2007

                           NEXTEST SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-51851               77-047-0150
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

            1901 Monterey Rd, San Jose, CA                       95112
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (408) 817-7200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2006, Nextest System Corporation has signed a 10-year lease on a new 128,000 sq ft building in San Jose for a period that ends on December 31, 2016.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

 On February 1, 2007 Nextest Systems Corporation announced the second quarter of fiscal year 2007 financial results. A copy of the related press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

99.1   Press release dated February 1, 2007 issued by Nextest Systems
       Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NEXTEST SYSTEMS CORPORATION
                                                     ---------------------------
                                                     (Registrant)

Date: February 1, 2007
                                                     /s/ James P. Moniz
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                                                     James P. Moniz
                                                     Chief Financial Officer